CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Condensed Financial Information" and "Custodian, Transfer and Dividend Disbursing Agent, Counsel and Independent Auditors" and to the use of our report dated October 4, 1995, in this Registration Statement (Form N-1A
2-56878) of Dreyfus Municipal Bond Fund, Inc.

                                             /s/ Ernst & Young LLP

                                             ERNST & YOUNG LLP


New York, New York
October 24, 1995